                      SUPPLEMENT DATED AUGUST 27, 2007 TO

                       PROSPECTUS DATED MAY 1, 2007 FOR

         FLEXIBLE PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                                  THROUGH ITS

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Two New Subaccounts

Effective August 27, 2007, two new Subaccounts will be available under the contract. The respective Subaccounts will invest in two new Portfolios, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Balanced Wealth Strategy Portfolio -- Class B and Franklin Templeton Variable Insurance Products Trust -- Franklin Templeton VIP Founding Funds Allocation Fund -- Class 2 Shares. Accordingly, the table in the "Subaccounts" section of your contract prospectus is revised by adding the following disclosure:

                   Subaccount Investing In               Investment Objective                   Adviser
                   ---------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN  AllianceBernstein Balanced   Seeks to maximize total return         AllianceBernstein, L.P.
VARIABLE PRODUCTS  Wealth Strategy Portfolio -- consistent with the adviser's
SERIES FUND, INC.  Class B                      determination of reasonable risk
                   ---------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON Franklin Templeton VIP       The fund's principal investment goal   Franklin Templeton
VARIABLE INSURANCE Founding Funds Allocation    is capital appreciation. Its secondary Services, LLC (the fund's
PRODUCTS TRUST     Fund -- Class 2 Shares/1/    goal is income.                        administrator)
                   ---------------------------------------------------------------------------------------------

                    /1/ Please see the provision below under the heading
                        "Information about the Franklin Templeton VIP Founding Funds Allocation Fund" for important information about this fund.

In addition, the following disclosure is added after the table in the "Subaccounts" section of your contract prospectus:

       Information about the Franklin Templeton VIP Founding Funds Allocation Fund. The Franklin Templeton VIP Founding Funds Allocation Fund (the "Allocation Fund") invests in Class 1 shares of three other series of the Franklin Templeton Variable Insurance Products Trust: Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund (the "underlying funds"). The Allocation Fund seeks to maintain equal investments in each of the three underlying funds.

       The investment results of the underlying funds will vary. Because of this, the Allocation Fund's administrator, Franklin Templeton Services, LLC, will monitor the Allocation Fund's investments in the underlying funds and will seek to rebalance those investments when they are more than three percent above or below the goal of equal allocations to each of these underlying funds.

       The Allocation Fund pays Franklin Templeton Services, LLC a monthly fee equal to an annual rate of 0.10% of the Allocation Fund's average daily net assets for its services, including the monitoring of the Allocation Fund's investments in the underlying funds and the rebalancing of those investments. Franklin Templeton Services, LLC may receive assistance, at no charge to the Allocation Fund, from its corporate affiliate, Franklin Advisers, Inc., in monitoring the underlying funds and the Allocation Fund's investment in the underlying funds.

       Because the Allocation Fund pursues its goals by investing in the underlying funds, you will bear a proportionate share of the Allocation Fund's operating expenses and, also, indirectly, the operating expenses of the underlying funds. The Allocation Fund, as a shareholder in the underlying funds, will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds.

       More information about the Allocation Fund and the underlying funds, including information about the fees and expenses of the Allocation Fund and the underlying funds, can be found in the prospectus for the Allocation Fund.

Finally, these two new Subaccounts will also be available as Designated Subaccounts under the Investment Strategy for Lifetime Income Plus 2007, Lifetime Income Plus, Guaranteed Withdrawal Advantage, Payment Optimizer Plus and Principal Protection Advantage. The list of Designated Subaccounts in the "Investment Strategy for the Guaranteed Minimum Withdrawal Benefit Rider Options," "Payment Optimizer Plus" and "Principal Protection Advantage" sections of your contract prospectus is revised accordingly.